                             CERTIFICATE OF MERGER

                                      OF

                           DIVA INTERNATIONAL, INC.
                           (A NEW YORK CORPORATION)

                                     AND

                            DIVA ACQUISITION CORP.
                           (A DELAWARE CORPORATION)

             (UNDER SECTION 907 OF THE BUSINESS CORPORATION LAW)

      It is hereby certified, upon behalf of each of the constituent corporations herein named, as follows:

      FIRST: The Board of Directors of each of the constituent corporations has duly adopted an agreement and plan of merger setting forth the terms and conditions of the merger of said corporations.

      SECOND: The name of the foreign constituent corporation, which is to be the surviving corporation, is Diva Acquisition Corp., (the "Surviving Corporation"). The jurisdiction of its incorporation is Delaware; and the date of its incorporation therein is February 29, 1996. No Application for Authority in the State of New York of the Surviving Corporation to transact business as a foreign corporation therein was filed by the Department of State of the State of New York; and it is not to do business in the State of New York until an Application for Authority shall have been filed by the Department of State of the State of New York.

      THIRD: The name of the domestic constituent corporation, which is being merged into the Surviving Corporation, is Diva
International, Inc. (the "Merged Corporation"). The date upon which its certificate of incorporation was filed by the Department of State is September 1, 1989.

      FOURTH: The designation and number of the issued and outstanding shares of the Merged Corporation are as follows:






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      Designation of                      Number of
      each outstanding                    outstanding
      class of shares                     shares

      ----------------                    -----------

      Common Stock                        100

      The designation and number of the issued and outstanding shares of the Surviving Corporation are as follows:

      Designation of                      Number of
      each outstanding                    outstanding
      class of shares                     shares
      ----------------                    -----------

      Preferred Stock                     None
      Common Stock                        100

      FIFTH: The merger herein certified was authorized in respect of the Merged Corporation by the written consent of the holders of all outstanding shares of the Merged Corporation entitled to vote on the agreement and plan of merger.

      SIXTH: The merger herein certified is permitted by the laws of the jurisdiction of incorporation of the Surviving Corporation and is in compliance with said laws.

      SEVENTH: The Surviving Corporation agrees that it may be served with process in the State of New York in any action or special proceeding for the enforcement of any liability of obligation of the Merged Corporation, for the enforcement of any liability of obligation of the Surviving Corporation for which the Surviving Corporation is previously amenable to suit in the State of New York, and for the enforcement, as provided in the Business Corporation Law of the State of New York, of the right of shareholders of the Merged Corporation to receive payment for their shares against the Surviving Corporation.

      EIGHTH: The Surviving Corporation agrees that, subject to the provisions of Section 623 of the Business Corporation Law of the State of New York, it will promptly pay to the shareholders of the Merged Corporation the amount, if any, to which they shall be entitled under the provisions of the Business Corporation Law of the State of New York relating to the rights of shareholders to receive payment for their shares.


      NINTH:  The Surviving Corporation hereby designates the


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Secretary of State of the State of New York as its agent upon whom process against it may be served in the manner set forth in paragraph (b) of Section 306 of the Business Corporation Law of the State of New York in any action or special proceeding. The post office address within the State of New York to which the said Secretary of State shall mail a copy of any process against the Surviving Corporation served upon it is:


                              52-16 Barnett Avenue
                           Long Island City, NY 11104

      IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by us and are true and correct.

Dated: April 2, 1996

                                    DIVA INTERNATIONAL, INC.



                                    ----------------------------------------
                                                                 , President

Attest:


----------------------------------
                       , Secretary


                                    DIVA ACQUISITION CORP.




                                    ----------------------------------------
                                                , Chief Executive Officer

Attest:


----------------------------------
                    , Secretary


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